UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 240-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 22, 2014, Impax Laboratories, Inc. (the “Company”), together with certain current and former officers and directors of the Company, formally resolved the federal securities class action lawsuits filed against the Company and the other defendants in the United States District Court for the Northern District of California, captioned Mulligan v. Impax Laboratories, Inc., et al, No. 3:13-cv-01037-EMC (N.D. Cal.) (the “Securities Class Actions”).  The settlement provides for the resolution of all the pending claims in the Securities Class Actions, without any admission or concession of wrongdoing or liability by the Company or the other defendants.  The Company and other defendants agreed to the settlement to eliminate the uncertainty, distraction, burden and expense of further litigation.   Pursuant to the settlement, the Company will pay $8.0 million for a full and complete release of all claims that were or could have been asserted against the Company or other defendants in the Securities Class Actions.  The Company will not be taking any charges for the settlement as the settlement amount will be paid for and covered by the Company's insurance policy.  The settlement remains subject to preliminary and final court approval and certain other conditions and does not resolve the related shareholder derivative litigations.

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this Current Report on Form 8-K contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of the Company’s management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, those statements concerning the litigation matters described above; preliminary and final court approval of the settlement; the release of claims asserted under the shareholder derivative actions; the uncertainty of legal proceedings; and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2014	IMPAX LABORATORIES, INC.

	By:	/s/ Bryan M. Reasons
		Name:	Bryan M. Reasons
		Title:	Senior Vice President, Finance and Chief Financial Officer